                                                                    EXHIBIT 99.1


                        ANNUAL STATEMENT AS TO COMPLIANCE
                                  SERIES 1997-C


     The undersigned, Mark E. Elbaum, Senior Vice President - Finance of Aames Capital Corporation (the "SERVICER"), in its capacity as Servicer under that certain Pooling and Servicing Agreement dated as of September 1, 1997 (the "POOLING AND SERVICING AGREEMENT") between Aames Capital Corporation, as Sponsor and Servicer, and Bankers Trust Company of California, N.A., as Trustee, does hereby certify pursuant to Section 3.10 of the Pooling and Servicing Agreement that as of the date given below:

(a) a review of the activities of the Servicer for the fiscal year ended June 30, 1998 and of its performance under the Pooling and Servicing Agreement has been made under my supervision, and

(b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Pooling and Servicing Agreement throughout such year.

     IN WITNESS WHEREOF, I have hereunto signed my name as of this 1st day of September, 1998.



                                        /s/ Mark E. Elbaum
                                        ----------------------------------------
                                        Mark E. Elbaum
                                        Senior Vice President -- Finance








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                        ANNUAL STATEMENT AS TO COMPLIANCE
                                  SERIES 1997-D


     The undersigned, Mark E. Elbaum, Senior Vice President - Finance of Aames Capital Corporation (the "SERVICER"), in its capacity as Servicer under that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "POOLING AND SERVICING AGREEMENT") between Aames Capital Corporation, as Sponsor and Servicer, and Bankers Trust Company of California, N.A., as Trustee, does hereby certify pursuant to Section 3.10 of the Pooling and Servicing Agreement that as of the date given below:

     (a) a review of the activities of the Servicer for the fiscal year ended June 30, 1998 and of its performance under the Pooling and Servicing Agreement has been made under my supervision, and

     (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Pooling and Servicing Agreement throughout such year.

     IN WITNESS WHEREOF, I have hereunto signed my name as of this 1st day of September, 1998.



                                        /s/ Mark E. Elbaum
                                        ----------------------------------------
                                        Mark E. Elbaum
                                        Senior Vice President -- Finance








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                        ANNUAL STATEMENT AS TO COMPLIANCE
                                  SERIES 1998-A


     The undersigned, Mark E. Elbaum, Senior Vice President - Finance of Aames Capital Corporation (the "SERVICER"), in its capacity as Servicer under that certain Pooling and Servicing Agreement dated as of March 1, 1998 (the "POOLING AND SERVICING AGREEMENT") between Aames Capital Corporation, as Sponsor and Servicer, and Bankers Trust Company of California, N.A., as Trustee, does hereby certify pursuant to Section 3.10 of the Pooling and Servicing Agreement that as of the date given below:

     (a) a review of the activities of the Servicer for the fiscal year ended June 30, 1998 and of its performance under the Pooling and Servicing Agreement has been made under my supervision, and

     (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Pooling and Servicing Agreement throughout such year.

     IN WITNESS WHEREOF, I have hereunto signed my name as of this 1st day of September, 1998.



                                        /s/ Mark E. Elbaum
                                        ----------------------------------------
                                        Mark E. Elbaum
                                        Senior Vice President -- Finance